DUNHAM FUNDS

Dunham International Stock Fund

Class A (DAINX) | Class C (DCINX) | Class N (DNINX)

Supplement dated March 3, 2025 to the Statutory Prospectus (the “Prospectus”)
dated March 1, 2025, and the Summary Prospectus dated March 1, 2025

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective until on or about March 31, 2025, the information under the sub-heading “Sub-Adviser Portfolio Managers” located on page 43 of the Prospectus and page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers: The following team of investment professionals share responsibility for day-to-day management of the Fund. Derek Vance, CFA, Partner and Chief Investment Officer, has worked for the Sub-Adviser since 2008. Christopher Malloy, Ph.D., Partner and Head of Research, has worked for the Sub-Adviser since 2019. Julia Yuan, CFA, Partner and Head of Alpha Development, has worked for the Sub-Adviser since 2012. Manolis Liodakis, Ph.D., Partner and Head of Portfolio Management, has worked for the Sub-Adviser since 2012. Peter Rathjens, Ph.D., Partner and Member of Investment Team, has worked for the Sub-Adviser since 1999. Mr. Vance has served as a portfolio manager for the Fund since 2018. Mr. Malloy has served as a portfolio manager for the Fund since 2019. Ms. Yuan has served as a portfolio manager for the Fund since 2024. Mr. Liodakis has served as portfolio manager for the Fund since 2012. Mr. Rathjens has served as a portfolio manager for the Fund since 2008.

Effective until on or about March 31, 2025, the information describing Arrowstreet Capital, Limited Partnership beginning on page 109 of the Prospectus is deleted in its entirety and replaced with the following:

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, Floor 30, Boston, Massachusetts 02116, serves as the Sub-Adviser to the Dunham International Stock Fund. Arrowstreet specializes in offering global equity investment strategies and asset management to institutional investors. Founded in 1999, it had approximately $205.15 billion in assets under management as of December 31, 2024.

The Dunham International Stock Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Derek Vance, CFA

Partner and Chief Investment Officer

Derek Vance serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Mr. Vance joined Arrowstreet in 2008. Mr. Vance began his investment career in 2007 and earned an A.B. from Harvard College.

Christopher Malloy, Ph.D.

Partner, Head of Research

Christopher Malloy, PhD serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Prior to joining Arrowstreet in 2019, Mr. Malloy served as the Sylvan C. Coleman Chaired Professor of Financial Management in the Finance Unit at Harvard Business School, and a Research Associate at the National Bureau of

Economic Research since 2007. Mr. Malloy earned a PhD and MBA from The University of Chicago Graduate School of Business, and a BA from Yale University.

Julia Yuan

Partner and Head of Alpha Development

Ms. Yuan serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Ms. Yuan joined Arrowstreet in 2012. Ms. Yuan earned an M.S. from Massachusetts Institute of Technology and a B.S. from Guanghua School of Management, Peking University.

Manolis Liodakis, Ph.D.

Partner and Head of Portfolio Management

Dr. Liodakis currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since August 2012. Dr. Liodakis is responsible for many of the functions associated with the day-to-day implementation of Arrowstreet’s investment strategies. Prior to Arrowstreet, Dr. Liodakis served in various roles at Citadel Asset Management most recently as Managing Director, Global Equities Hybrid Strategies.

Peter Rathjens, Ph.D.

Partner and Member of Investment Team

Dr. Rathjens joined Arrowstreet in 1999. Prior to joining Arrowstreet, Dr. Rathjens oversaw all of PanAgora Asset Management’s investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference

DUNHAM FUNDS

Dunham International Stock Fund

Class A (DAINX) | Class C (DCINX) | Class N (DNINX)

Supplement dated March 3, 2025 to the Statement of Additional Information
dated March 1, 2025 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI.

Reference is made to the section entitled “Portfolio Managers” beginning on page 64 of the SAI. Effective until on or about March 31, 2025, the information pertaining to the Dunham International Stock Fund is deleted in its entirety and replaced with the following information:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Derek Vance, CFA, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Christopher Malloy, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Julia Yuan Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Manolis Liodakis, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Peter L. Rathjens, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403

4 Includes 43 vehicles whereby all or a portion of the assets under management are subject to a performance-based fee. Assets under management subject to a performance-based fee total $62,937 million.

5 Includes 9 vehicles whereby all or a portion of the assets under management are subject to a performance-based fee. Assets under management subject to a performance-based fee total $13,600 million.

Reference is made to the section entitled “Ownership of Securities” beginning on page 81 of the SAI. Effective until on or about March 31, 2025, the information pertaining to Dunham International Stock Fund is deleted in its entirety and replaced with the following information:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Derek Vance, CFA, Ph.D.	Dunham International Stock Fund	None
Christopher Malloy, Ph.D.	Dunham International Stock Fund	None
Julia Yuan	Dunham International Stock Fund	None

Manolis Liodakis, Ph.D.	Dunham International Stock Fund	None
Peter L. Rathjens, Ph.D.	Dunham International Stock Fund	None

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference